Exhibit 10.1

CONFIDENTIAL

EXECUTION VERSION

AMENDED AND RESTATED EXCLUSIVE (EQUITY) AGREEMENT

This Amended and Restated Exclusive (Equity) Agreement (“Agreement”) between THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and LogicBio Therapeutics, Inc. (“LogicBio”), a corporation having a principal place of business at 700 Main Street, Cambridge, MA 02139, is effective on the 31st day of January, 2018 (“Amendment Date”).

1.	BACKGROUND

Stanford has an assignment of an invention of a technology to insert a gene or genes of interest without disrupting the target gene. It is co-owned with the University of Texas and entitled “Using Homologous Recombination to Create Genetically Engineered Cells for Cell and Gene Based Therapy,” was invented in the laboratories of Professor Matthew Porteus and Professor Mark Kay, and is described in Stanford Docket S11-451 (“Gene Insertion Technology”). The Gene Insertion Technology was made in the course of research supported by the Carter Foundation. Stanford will only be licensing its rights in this jointly owned Gene Insertion Technology to LogicBio.

Stanford has another assignment of a related invention that is a method for site-specific gene targeting that does not require nucleases. It is entitled “Gene Targeting Without Nucleases,” was invented in the laboratory of Professor Mark Kay, and is described in Stanford Docket S14-131 (“Gene Targeting Technology”, and collectively with the Gene Insertion Technology, the “Gene Technology” or “GT”). The Gene Targeting Technology was made in the course of research supported by the National Institutes of Health.

Stanford has an assignment of three inventions of novel AAV vectors with new and improved properties. They are entitled “Novel AAV capsids with new transduction and nonimmune properties”, which includes LK03, described in Stanford Docket S06-098, “Chimeric AAV Capsids for High Efficiency Nucleic Acid Transfer,” described in Stanford Docket S11-298, and “Novel AAV Capsid, NP-59,” described in Stanford Docket S15-305 (collectively, “Vector Technology” or “VT”). The Vector Technology was invented in the laboratory of Professor Mark Kay and made in the course of research supported by the National Institutes of Health.

Stanford wants to have the Gene Technology and the Vector Technology perfected and marketed as soon as possible so that resulting products may be available for public use and benefit.

Stanford and LogicBio entered into the Exclusive (Equity) Agreement, dated as of December 18, 2015 (the “Prior Agreement,” and such date, the “Effective Date”), pursuant to which Stanford granted LogicBio a license under the Gene Technology and Vector Technology, subject to the terms of the Prior Agreement.

[***] PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. AN UNREDACTED VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXECUTION VERSION

Stanford and LogicBio wish to amend the Prior Agreement to revise the scope of the licenses granted thereunder and certain of the diligence requirements and financial terms set forth therein, as set forth in this Agreement.

Stanford and LogicBio hereby agree to amend and restate the Prior Agreement as follows:

2.	DEFINITIONS

2.1	“Active Indication” has the meaning set forth in Section 6.2.

2.2	“Biological Material” means (a) pAAV-DJ and pHelper vectors, (b) NP59 Capsid and (c) LK03 Capsid, in each case provided by Stanford to LogicBio under this Agreement.

2.3

“Capsid Patent” means (A) with respect to NP59 Capsid, Stanford’s U.S. Patent Application, Serial Number 15/435212 filed February 16, 2017, and PCT application PCT/US2017/18226 and (B) with respect to LK03 Capsid, Stanford’s U.S. Patent Application, Serial Number 13/594,773 filed August 24th, 2012 and PCT application PCT/US2012/052400, and in each case ((A)-(B)), any domestic or foreign patent application corresponding thereto, and any divisional, continuation, substitution, or reexamination application, extension, and each patent that issues or reissues from any of these patent applications. Any claim of an unexpired Capsid Patent is presumed to be valid unless it has been held to be invalid by a final judgment of a court of competent jurisdiction from which no appeal can be or is taken. The Capsid Patent excludes any continuation-in-part patent application or patent.

2.4	“Capsid Selection Notice” has the meaning set forth in Section 3.4.

2.5	“Capsid Selection Notice Date” means the earlier of (A) the date on which Stanford receives the Capsid Selection Notice and (B) [***] months following the Amendment Date.

2.6	“Change of Control” means the following, as applied only to the entirety of that part of LogicBio’s business that exercises all of the rights granted under this Agreement:

(A)

acquisition of ownership—directly or indirectly, beneficially or of record—by any non-affiliate third person or group (within the meaning of the U.S. Securities Exchange Act of 1934 and the rules of the SEC or equivalent body under a different jurisdiction) of the capital stock of LogicBio representing more than 45% of either the aggregate ordinary voting power or the aggregate equity value represented by the issued and outstanding capital stock of LogicBio; and/or

(B)	the sale to any non-affiliate third party of all or substantially all LogicBio’s assets and/or business in one transaction or in a series of related transactions.

[***] PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. AN UNREDACTED VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXECUTION VERSION

2.7	“Classical Gene Therapy” means an AAV vector containing a payload consisting of an exogenous promoter-transgene-poly A for episomal expression.

2.8

“Covered Product” means a product or part of a product, the making, using, importing or selling of which, absent this license, infringes, induces infringement, or contributes to infringement of one or more Valid Claim(s) within a Licensed Patent.

2.9

“Exclusive” means that, subject to Section 3.5 and 3.6 and Article 5, Stanford will not grant further licenses under the GT Licensed Patents in the Therapeutics Field of Use or the Tissue Field of Use in the Licensed Territory.

2.10	“Fully Diluted Basis” means the total number of shares of LogicBio’s issued and outstanding common stock, assuming:

(A)	the conversion of all issued and outstanding securities convertible into common stock;

(B)	the exercise of all issued and outstanding warrants or options, regardless of whether then exercisable; and

(C)	the issuance, grant, and exercise of all securities reserved for issuance pursuant to any LogicBio stock or stock option plan then in effect.

2.11

“GT Licensed Patent(s)” means Stanford’s Patent Applications listed in Appendix A and any domestic or foreign patent application corresponding thereto, and any divisional, continuation, substitution, or reexamination application, extension, and each patent that issues or reissues from any of these patent applications. Any claim of an unexpired GT Licensed Patent is presumed to be valid unless it has been held to be invalid by a final judgment of a court of competent jurisdiction from which no appeal can be or is taken. Neither party will file a continuation-in-part to a GT Licensed Patent.

2.12	“Licensed Capsid” means (A) prior to the Capsid Selection Notice Date, NP59 Capsid and LK03 Capsid, and (B) following the Capsid Selection Notice Date, the Selected Capsid.

2.13

“Licensed Capsid Product” means a Licensed Product or part thereof, the making, using, importing or selling of which, absent this license, infringes, induces infringement, or contributes to infringement of one or more Valid Claim(s) within a Capsid Patent with respect to a Licensed Capsid.

2.14	“Licensed Field of Use” means the Therapeutics Field of Use, the Tissue Field of Use and the Non-Exclusive Field of Use.

2.15	“Licensed Patent(s)” means the GT Licensed Patent and VT Licensed Patent.

2.16	“Licensed Product” means Covered Product and Material Product. For clarity, Licensed Products include Licensed Capsid Products.

[***] PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. AN UNREDACTED VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXECUTION VERSION

2.17	“Licensed Territory” means the world.

2.18	“LK03 Capsid” means the LK03 capsid described in PCT/US2012/52400 and U.S. Patent No. 9,169,299.

2.19	“Material Product” means a product or part of a product which (i) is not a Covered Product, and (ii) made using or containing Biological Material.

2.20

“Net Sales” means all gross revenue derived by LogicBio or sublicensees, from the sale, transfer or other disposition of Licensed Product to any third party, whether or not such third party is an end user. Net Sales excludes the following items (but only as they pertain to the making, using, importing or selling of Licensed Products, are included in gross revenue, and are separately accounted for):

(A)	import, export, excise and sales taxes, and custom duties;

(B)	costs of insurance, packing, and transportation from the place of manufacture to the customer’s premises or point of installation;

(C)	costs of installation at the place of use;

(D)	credit for returns, allowances, or trades; and

(E)	amounts received for any Licensed Product used in research and/or development or clinical trials provided at cost or as free samples for promotional use.

For clarity, in the event that there is any sale of Licensed Products between LogicBio and its distributor or contract sales organization for resale, Net Sales shall be calculated only based on the sale between LogicBio and its distributor or contract sales organization, as applicable, provided that LogicBio does not derive additional income from the resale of Licensed Products by such distributor or contract sales organization, as applicable. For clarity, such arrangements with distributors or contract sales organizations shall not be considered Sublicenses.

2.21	“Nominated Tissues” has the meaning set forth in Section 3.3.

2.22

“Non-Exclusive Field of Use” means human therapeutics to treat [***] and [***], with the exception that treatment of [***] using “Classical Gene Therapy” is not included in the Non-Exclusive Field of Use.

2.23

“Nonroyalty Sublicensing Consideration” means any consideration attributable to the (i) GT Licensed Patents or (ii) VT Licensed Patents sublicensed in the [***] Field of Use, in each case received by LogicBio from a sublicensee hereunder for a Sublicense but excluding any consideration for:

(A)	royalties on Net Sales for Licensed Products (royalties on Net Sales of Licensed Products by sublicensees will be treated as if LogicBio made the sale of such product);

[***] PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. AN UNREDACTED VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXECUTION VERSION

(B)	investments in LogicBio stock;

(C)	research and development expenses calculated on a fully burdened basis;

(D)	debt;

(E)	reimbursement of out-of-pocket patent prosecution and maintenance expenses for Patent Matters; and

(F)	the sale of substantially all of the business or assets of LogicBio (or its assignee) whether by merger, sale of stock or assets or otherwise.

2.24	“NP59 Capsid” means the NP-59 capsid as described in the invention titled “Novel AAV Capsid, NP-59,” Stanford Docket S15-305.

2.25

“Patent Matters” means preparing, filing, and prosecuting broad and extensive patent claims (including any interference or reexamination actions) for Stanford’s benefit in the Licensed Territory and for maintaining all GT Licensed Patents and VT Licensed Patents.

2.26	“[***] Field of Use” means the diagnosis, prevention or treatment of [***] in humans.

2.27	“Selected Capsid” has the meaning set forth in Section 3.4.

2.28

“Stanford Indemnitees” means Stanford, Stanford Health Care, Lucile Packard Children’s Hospital at Stanford, and their respective trustees, officers, employees, students, agents, faculty, representatives, and volunteers.

2.29

“Sublicense” means any agreement between LogicBio and a third party that contains a grant to Stanford’s Licensed Patents regardless of the name given to the agreement by the parties; however, an agreement to make, have made, use or sell Licensed Products on behalf of LogicBio is not considered a Sublicense.

2.30

“Technology” means the information and materials listed in Appendix E and provided by Stanford to LogicBio under this Agreement, and any Biological Material. Technology may or may not be confidential in nature.

2.31	“Therapeutics Field of Use” means human therapeutics to treat [***].

2.32	“Tissue Field of Use” means

(A)	prior to the [***] anniversary of the Amendment Date:

(1)	the diagnosis, prevention or treatment of human disease via genome editing without a nuclease.

(B)	following the [***] anniversary of the Amendment Date and until the [***] anniversary thereof:

[***] PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. AN UNREDACTED VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXECUTION VERSION

(1)

the diagnosis, prevention or treatment of any human disease of liver tissue that affects less than 200,000 persons in the United States as of the first anniversary of the Amendment Date via genome editing without a nuclease; and

(2)	the diagnosis, prevention or treatment of human disease of the Nominated Tissues via genome editing without a nuclease.

(C)	following the [***] anniversary of the Amendment Date:

(1)	the prevention, treatment or diagnosis of Active Indications via genome editing without a nuclease.

2.33

“VT Licensed Patent(s)” means Stanford’s U.S. Patent Applications, Serial Number listed in Appendix B and any domestic or foreign patent application corresponding, and any divisional, continuation, substitution, or reexamination application, extension, and each patent that issues or reissues from any of these patent applications. Any claim of an unexpired VT Licensed Patent is presumed to be valid unless it has been held to be invalid by a final judgment of a court of competent jurisdiction from which no appeal can be or is taken. “VT Licensed Patent(s)” exclude any continuation-in-part applications, which Stanford does not plan to file. For clarity, VT Licensed Patents include Capsid Patents with respect to the Licensed Capsids.

2.34

“Valid Claim” shall mean a claim of (i) any issued, unexpired patent within the GT Licensed Patents and VT Licensed Patents which has not been dedicated to the public, disclaimed, abandoned or held invalid or unenforceable by a court or other government agency of competent jurisdiction in a decision from which no appeal can be taken or is otherwise not taken, or (ii) a pending patent application within the GT Licensed Patents and VT Licensed Patents which has not been irrevocably cancelled, withdrawn or abandoned, provided if a claim of pending patent application has not issued as a claim of an issued patent within [***] years after the filing date from which such claim takes priority, such pending claim shall not be a Valid Claim for purposes of this Agreement.

3.	GRANT

3.1

Licensed Patents Grant. Subject to the terms and conditions of this Agreement, Stanford grants LogicBio a license under the Licensed Patents in the Licensed Field of Use, to make, have made, use, import, offer to sell and sell Licensed Products in the Licensed Territory.

(A)	GT Licensed Patents.

(1)

The license is Exclusive for the GT Licensed Patents in the Therapeutics Field of Use and the Tissue Field of Use, including the right to sublicense under Article 4, until the expiration of the last Valid Claim included in the GT Licensed Patents.

[***] PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. AN UNREDACTED VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXECUTION VERSION

(2)	The license is non-exclusive for the GT Licensed Patents in the Non-Exclusive Field of Use until the expiration of the last Valid Claim included in the GT Licensed Patents.

(B)	VT Licensed Patents.

(1)	The license is non-exclusive for the VT Licensed Patents in the Licensed Field of Use until the expiration of the last Valid Claim included in the VT Licensed Patents.

(2)

Notwithstanding the foregoing, the license is Exclusive for the Capsid Patents with respect to the Licensed Capsids in the [***] Field of Use until the expiration of the last Valid Claim included in such Capsid Patents.

3.2

Technology Grant. Subject to the terms and conditions of this Agreement, Stanford grants LogicBio a non-exclusive license for Technology to make, have made, use, import, copy, perform, display, distribute, and transmit Technology in the Licensed Field of Use.

3.3

Nomination of Tissues. At any time prior to the [***] anniversary of the Amendment Date, LogicBio may provide to Stanford a written notice listing up to [***] human tissues that will be the subject of LogicBio’s development efforts with respect to the technology licensed under this Agreement. By way of example, and without limiting the foregoing, for purposes of this Agreement “human tissue” includes skeletal muscle tissue, lung tissue and the central nervous system. Beginning on the date on which LogicBio provides such written notice to Stanford, such tissues shall be deemed “Nominated Tissues”; provided that if LogicBio does not incur at least $[***] in research and development expenses with respect to the application of GT and VT to a Nominated Tissue in the [***] month period beginning on the [***] anniversary of the Amendment Date or any anniversary of the Amendment Date thereafter, then such tissue will no longer be deemed a “Nominated Tissue” following the end of such [***] month period.

3.4

Capsid Selection. At any time prior to [***] months following the Amendment Date, LogicBio shall provide to Stanford a written notice (the “Capsid Selection Notice”) listing one of either the NP59 Capsid or the LK03 Capsid (such listed capsid, the “Selected Capsid”) that will be the subject of LogicBio’s future development efforts with respect to the technology licensed under this Agreement. The Capsid Selection Notice shall include a summary of the LogicBio research results with respect to LogicBio’s selection of the Selected Capsid. Following the Capsid Selection Notice Date, the Exclusive license under the VT Licensed Patents in the [***] Field of Use set forth in Section 3.1(B)(2) shall only apply with respect to the Selected Capsid.

3.5

Retained Rights. Stanford retains the right, on behalf of itself, Stanford Health Care, Lucile Packard Children’s Hospital at Stanford, and all other non-profit research institutions, to practice the Licensed Patent for any non-profit purpose, including sponsored research and collaborations. LogicBio agrees that, notwithstanding any other provision of this Agreement, it has no right to enforce the Licensed Patent against any such institution. Stanford and any such other institution have the right to publish any information included in a Licensed Patent.

[***] PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. AN UNREDACTED VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXECUTION VERSION

3.6	Specific Exclusion. Stanford does not:

(A)

grant to LogicBio any other licenses, implied or otherwise, to any patents or other rights of Stanford other than those rights granted under Licensed Patent, regardless of whether the patents or other rights are dominant or subordinate to any Licensed Patent, or are required to exploit any Licensed Patent or Technology;

(B)	commit to LogicBio to bring suit against third parties for infringement, except as described in Article 14; and

(C)	agree to furnish to LogicBio any technology or technological information other than the Technology or to provide LogicBio with any assistance.

3.7

Third Party Field of Use. The parties understand that Stanford has granted or will grant to one third party a license under the GT Licensed Patents prior to the Effective Date for autologous ex vivo use for non-episomal DNA delivery and maintenance (a) with that third party’s proprietary system, and (b) for hematopoietic stem cells for sickle cell or beta thallasemia (the “Third Party Field of Use”). For clarity, the Licensed Field of Use specifically excludes the Third Party Field of Use.

4.	SUBLICENSING

4.1

Permitted Sublicensing. If, at the time of the Sublicense grant, LogicBio is developing or selling at least one Licensed Product directly or through its affiliates or sublicensees, LogicBio may grant Sublicenses:

(1)	to the GT Licensed Patents in the Licensed Field of Use;

(2)	to the VT Licensed Patents in the [***] Field of Use; and

(3)	to the VT Licensed Patents and Technology only in conjunction with the GT Licensed Patents in the Therapeutics Field of Use and/or Tissue Field of Use.

Sublicenses with any exclusivity must include diligence requirements commensurate with the diligence requirements of Appendix C. Stanford agrees that LogicBio may apportion without discrimination between LogicBio owned or controlled technology and Stanford patents a commercially reasonable percentage of sublicensing payments made to Stanford pursuant to Section 4.7, including, for clarity, where LogicBio sublicenses Stanford patents together with such other technology, provided however that LogicBio provides Stanford with the proposed apportionment and justification prior to LogicBio’s payment pursuant to Section 8.1. Stanford and LogicBio agree to meet to discuss such proposed apportionment if in Stanford’s opinion the apportionment does not reasonably reflect the value of the Licensed Patents.

[***] PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. AN UNREDACTED VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXECUTION VERSION

4.2

Required Sublicensing. If LogicBio is unable or unwilling to serve or develop a potential market or market territory for which there is a reputable company with adequate resource, and a bona fide, detailed proposal to develop a Licensed Product covered by the GT Licensed Patent in the Therapeutics Field of Use for such potential market or territory that would not interfere with any existing or future Licensed Products of LogicBio, as reasonably demonstrated by LogicBio in a written document to Stanford, who is willing to be a sublicensee, LogicBio will, at Stanford’s request, negotiate in good faith a Sublicense with any such company. Stanford would like licensees to address unmet needs, such as those of neglected patient populations or geographic areas, giving particular attention to improved therapeutics, diagnostics and agricultural technologies for the developing world.

4.3	Sublicense Requirements. Any Sublicense:

(A)	is subject to this Agreement, except that the financial terms may differ;

(B)	will reflect that any sublicensee will not further sublicense, unless Stanford and LogicBio agree in writing;

(C)	will prohibit sublicensee from paying royalties to an escrow or other similar account;

(D)	will expressly include the provisions of Articles 8, 9, and 10 for the benefit of Stanford; and

(E)

will include the provisions of Section 4.4 and require the transfer of all the sublicensee’s obligations to LogicBio, including the payment of royalties specified in the Sublicense (up to the earned royalty rates set forth in this Agreement), to Stanford or its designee, if this Agreement is terminated. If the sublicensee is a spin-out from LogicBio, LogicBio must guarantee the sublicensee’s performance with respect to the payment of Stanford’s share of Sublicense royalties if this Agreement is terminated.

4.4	Litigation by Sublicensee. Any Sublicense must include the following clauses:

(A)	In the event sublicensee brings an action seeking to invalidate any Licensed Patent:

(1)

sublicensee will double the payment paid to LogicBio during the pendency of such action. Moreover, should the outcome of such action determine that any claim of a patent challenged by the sublicensee is both valid and infringed by a Licensed Product, sublicensee will pay triple times the payment paid under the original Sublicense;

(2)	sublicensee will have no right to recoup any royalties paid before or during the period challenge;

(3)

any dispute regarding the validity of any Licensed Patent shall be litigated in the courts located in Santa Clara County, and the parties agree not to challenge personal jurisdiction in that forum; and

[***] PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. AN UNREDACTED VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXECUTION VERSION

(4)	sublicensee shall not pay royalties into any escrow or other similar account.

(B)

Sublicensee will provide written notice to Stanford at least three months prior to bringing an action seeking to invalidate a Licensed Patent. Sublicensee will include with such written notice an identification of all prior art it believes invalidates any claim of the Licensed Patent.

4.5

Copy of Sublicenses and Sublicensee Royalty Reports. LogicBio will submit to Stanford a copy of each Sublicense, any subsequent amendments and all copies of sublicensees’ royalty reports. Beginning with the first Sublicense, the Chief Financial Officer or equivalent will certify annually regarding the name and number of sublicensees.

4.6

Sharing of Sublicensing Income. LogicBio will pay to Stanford a portion of all Nonroyalty Sublicensing Consideration for the Sublicense of any Licensed Patents, which will be determined by the stage of the Licensed Product when the Sublicense is signed, as provided below:

(A)	[***]% before an IND at the FDA;

(B)	[***]% after an IND and before Phase IIB (or Phase II if there is no Phase IIA);

(C)	[***]% after Phase IIB (or Phase II if there is no Phase IIA) and before Phase III;

(D)	[***]% after Phase III and before an NDA; and

(E)	[***]% after an NDA.

For clarity, in each case for (A)-(E) above, clinical phases corresponding to those described in (A)-(E) above in an equivalent regulatory agency outside of the U.S. shall also apply for determination of the stage of the Licensed Product.

4.7	Royalty-Free Sublicenses. If LogicBio pays all royalties due Stanford from a sublicensee’s Net Sales, LogicBio may grant that sublicensee a royalty-free or non-cash:

(A)	Sublicense or

(B)	cross-license.

5.	GOVERNMENT RIGHTS

This Agreement is subject to Title 35 Sections 200-204 of the United States Code. Among other things, these provisions provide the United States Government with nonexclusive rights in the Licensed Patent. They also impose the obligation that Licensed Product sold or produced in the United States be “manufactured substantially in the United States.” LogicBio will ensure all obligations of these provisions are met.

[***] PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. AN UNREDACTED VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXECUTION VERSION

6.	DILIGENCE

6.1

Milestones. Because the invention is not yet commercially viable as of the Effective Date, LogicBio will use commercially reasonable efforts to develop, manufacture, and sell Licensed Product and will use commercially reasonable efforts to develop markets for Licensed Product. In addition, LogicBio will meet the milestones shown in Appendix C and notify Stanford in writing as each milestone is met. LogicBio shall have the right to obtain one six (6) month extension to such milestone dates shown in Appendix C and the applicable diligence milestone date(s) and all subsequent milestone dates shall be deemed extended; provided that LogicBio shall 1) make a written request providing reasonable justification for the needed extension; and 2) make a payment of $[***] for the extension at least 30 days prior to the date on which the applicable milestone is due. In addition, in the event LogicBio anticipates the need to extend the timeframe for achievement of a milestone for reasons beyond the reasonable control of LogicBio, such as a delay due to a regulatory agency, LogicBio will provide a written explanation of the reason therefor, and Stanford will consider in good faith granting an extension.

6.2

Active Indications. Within 30 days following the [***] anniversary of the Amendment Date, LogicBio will provide to Stanford a written notice listing all indications that relate to human liver tissue and the Nominated Tissues that are the subject of LogicBio’s research and development efforts with respect to the technology licensed under this Agreement as of the third anniversary of the Amendment Date. Beginning on the third anniversary of the Amendment Date, such indications shall be deemed “Active Indications”; provided that, if LogicBio does not incur at least $[***] in research and development expenses with respect to the application of GT and VT to an Active Indication in the [***] period beginning on the third anniversary of the Amendment Date or any [***] period thereafter, then such indication will no longer be deemed an “Active Indication” following the end of such [***] period.

6.3

Progress Report. By March 1 of each year, LogicBio will submit a written annual report to Stanford covering the preceding calendar year. The report will include information sufficient to enable Stanford to satisfy reporting requirements of the U.S. Government and for Stanford to ascertain progress by LogicBio toward meeting this Agreement’s diligence requirements (including without limitation LogicBio’s diligence obligations with respect to Nominated Tissues and Active Indications). Each report will describe, where relevant: (a) LogicBio’s progress toward commercialization of Licensed Product, including work completed, key scientific discoveries, summary of work-in-progress, current schedule of anticipated events or milestones, market plans for introduction of Licensed Product, (b) significant corporate transactions involving Licensed Product, (c) beginning with the first annual report following the first anniversary of the Amendment Date, LogicBio’s research and development efforts with respect to each Nominated Tissue, and (d) beginning with the first annual report following the third anniversary of the Amendment Date, LogicBio’s research and development efforts with respect to each Active Indication. LogicBio will specifically describe how each Licensed Product is related to each Licensed Patent.

6.4	Clinical Trial Notice. LogicBio will notify the Stanford University Office of Technology Licensing prior to commencing any clinical trials at Stanford.

[***] PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. AN UNREDACTED VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXECUTION VERSION

7.	ROYALTIES

7.1

Issue Royalty. LogicBio will pay to Stanford a noncreditable, nonrefundable license issue royalty of $75,000 within [***] business days of the Effective Date. LogicBio will pay to Stanford a noncreditable, nonrefundable license issue royalty of $25,000 within [***] business days of the Amendment Date.

7.2

Equity Interest. As further consideration, LogicBio will grant to Stanford 250,000 shares of common stock in LogicBio. When issued, those shares will represent 4% of the stock in LogicBio on a Fully Diluted Basis. LogicBio agrees the shares are valued at $[***] per share and to provide Stanford with the capitalization table upon which the above calculation is made. LogicBio will issue [***]% of all shares granted to Stanford pursuant to this Section 7.2 and Section 7.3 directly to and in the name of the inventors. Stanford will provide the name of the inventors and their allocations within 3 months of the Effective Date.

7.3

Anti-Dilution Protection. LogicBio will issue Stanford, without further consideration, any additional shares of stock of the class issued pursuant to Section 7.2 necessary to ensure that the number of shares issued Stanford pursuant to Section 7.2 and this Section 7.3 does not represent less than 4% of the shares issued and outstanding on a Fully-Diluted Basis at any time through the completion of issuance of all shares to be issued in connection with the First Round of bona fide equity investment in LogicBio from a single or group of investors which is both (i) at least $3,999,900 in size and (ii) at a price per share which, when applied to stock actually outstanding immediately after such round, implies a post-financing equity valuation of LogicBio of at least $[***] (the “First Round Financing”). Notwithstanding the foregoing, in the event the amount invested in the First Round Financing is greater than $3,999,900, the number of shares to be issued to Stanford shall be calculated as if the total amount invested in the First Round Financing is $3,999,900 (the “Maximum Investment”). A “First Round” is a bona fide round of equity, warrant, option or convertible equity investment which includes all the tranches prior to the completion of the financing. This right will expire upon the issuance of all shares to be issued in connection with such First Round, but will apply to all shares to be issued in or in connection with such First Round.

7.4	Purchase Right.

(A)

Stanford shall have the right, but not the obligation, to purchase for cash up to its Share of the securities issued in any Qualifying Offering on the terms, and subject to the conditions, set forth in this Section 7.4 and Section 7.5 (the “Purchase Right”). For purposes of this Section 7.4 and Section 7.5:

(1)	“Adjustment Event” means the final closing of the first Threshold Qualifying Offering occurring after the Effective Date.

(2)

“Board of Directors” means (i) if LogicBio is organized as a corporation, its board of directors, and (ii) if LogicBio is organized as a limited liability company, LogicBio manager(s) or member(s) or both that have the power to direct the principal management and activities of LogicBio, whether through ownership of voting securities, by agreement, or otherwise.

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EXECUTION VERSION

(3)

“Qualifying Offering” means a private offering of LogicBio’s equity securities (or securities convertible into or exercisable for LogicBio’s equity securities) for cash (or in satisfaction of debt issued for cash) having its final closing on or after the Effective Date and which includes investment by one or more venture capital, professional angel, corporate or other similar institutional investors other than Stanford. For the avoidance of doubt, if LogicBio is a limited liability company, then “equity securities” means limited liability company interests in LogicBio.

(4)	“Share” means:

(i)	[***]% with respect to any Qualifying Offering having a closing on or before the date of an Adjustment Event; or

(ii)

with respect to any Qualifying Offering having a closing after an Adjustment Event, but before a Termination Event, the percentage necessary for Stanford to maintain its pro rata ownership interest in LogicBio on a Fully-Diluted Basis.

(5)

“Threshold Qualifying Offering” means any Qualifying Offering which either (i) is at least $[***] in size or (ii) involves the sale to outside investors of at least [***]% of the equity securities outstanding after such round on a Fully-Diluted Basis.

(6)	The parties shall construe the term “Fully-Diluted Basis” mutatis mutandis in the case where LogicBio is organized as a limited liability company.

(B)	The Purchase Right shall terminate upon the earliest to occur of the following (each a “Termination Event”):

(1)

Stanford’s execution of an investor rights agreement or similar agreement (each a “Rights Agreement”) in connection with a Threshold Qualifying Offering so long the Rights Agreement satisfies the terms of this Section 7.4 and Section 7.5 below;

(2)	Stanford purchases less than its entire Share of a Qualifying Offering;

(3)

Stanford fails to give an election notice within the Notice Period for a Qualifying Offering which has its final closing within 90 days of the date such notice is received by Stanford and which is closed on terms that are the same or less favorable to the investors as the terms stated in LogicBio’s notice to Stanford;

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EXECUTION VERSION

(4)	The closing of a firm commitment underwritten public offering of LogicBio’s common stock; or

(5)	The closing of the sale of all or substantially all of LogicBio’s assets to a company publicly traded on one of the major recognized exchanges.

(C)

The Purchase Right shall not apply to the issuance of securities: (i) to employees, individuals who are members of LogicBio’s Board of Directors as of the time of issuance, and service providers to LogicBio pursuant to a plan approved by LogicBio’s Board of Directors; or (ii) as additional consideration in lending or leasing transactions; or (iii) to an entity pursuant to an arrangement that LogicBio’s Board of Directors determines in good faith is a strategic partnership or similar arrangement of LogicBio (i.e., an arrangement in which the entity’s purchase of securities is not primarily for the purpose of financing LogicBio); or (iv) to owners of another entity in connection with the acquisition of that entity by LogicBio.

(D)

For the avoidance of doubt: (i) any securities Stanford may acquire or have the right to acquire under Section 7.2 or 7.3 shall not reduce the number of securities Stanford may purchase under this Section 7.4 or under any applicable Rights Agreement; and (ii) Stanford shall not be obligated to purchase under this Section 7.4 any LogicBio securities it has the right to acquire under Section 7.2 or 7.3 above.

7.5	Rights Agreements; Information Rights; Notice; Elections.

(A)

LogicBio shall ensure that each Rights Agreement executed by Stanford in connection with a Qualifying Offering will grant to Stanford the same rights as all other investors who are parties to that Rights Agreement. In particular, LogicBio shall ensure that each such Rights Agreement will grant to Stanford the same right to purchase additional securities in future offerings, the same information rights, and the same registration rights as are granted to other parties thereto, including all such rights granted to any investor designated as a “Major Investor” or other similar designation, even if Stanford is not so designated.

(B)	Notwithstanding any terms to the contrary contained in any applicable Rights Agreement:

(1)	Stanford shall not have any representation on the Board of Directors or rights to attend meetings of the Board of Directors;

(2)

In connection with all Qualifying Offerings, LogicBio shall give Stanford notice of the terms of the offering, including: (i) the names of the investors, the allocation of equity securities among them and the total amounts to be invested by each of them in such offering; (ii) pre- and post- (projected) financing capitalization table; (iii) investor presentation (if available); (iv) an introduction to the lead investor in such offering for the purpose of discussing the lead investor’s due diligence process; and (v) such other documents and information as Stanford may reasonably request for the purpose of making an investment decision or verifying the amount of equity securities it is entitled to purchase in such offering; and

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EXECUTION VERSION

(3)

Stanford may elect to exercise its Purchase Right, in whole or in part, by notice given to LogicBio within [***] Stanford business days (i.e., days other than Saturdays, Sundays, and holidays or other days on which Stanford is officially closed) after receipt of LogicBio’s notice (“Notice Period”).

(C)

If Stanford has no information rights under a Rights Agreement and to the extent that such information has been prepared by LogicBio for other purposes, so long as Stanford holds LogicBio securities, LogicBio shall furnish to Stanford, upon request and as promptly as reasonably practicable, LogicBio’s annual consolidated financial statements and annual operating plan, including an annual report of the holders of LogicBio’s securities, and such other information as Stanford may reasonably request from time to time for the purpose of valuing its interest in LogicBio.

(D)

Notwithstanding any notice provision in this Agreement to the contrary, any notice given under this Agreement that refers or relates to any of Section 7.4 above or this Section 7.5 shall be copied concurrently to pvfnotices@stanford.edu; provided, however, that delivery of the copy will not by itself constitute notice for any purpose under this Agreement.

7.6	License Maintenance Fee. Beginning on the 1st anniversary of the Effective Date and each anniversary of the Effective Date thereafter, LogicBio will pay Stanford a yearly license maintenance fee of:

(A)	$[***] on the 1st and 2nd anniversaries;

(B)	$[***] on the 3rd anniversary;

(C)	$[***] on the 4th anniversary;

(D)	$[***] on the 5th and 6th anniversaries; and

(E)	$[***] on the 7th anniversary and each anniversary thereafter.

Yearly maintenance payments are nonrefundable, but they are creditable each year as described in Section 7.13.

7.7	Milestone Payments. LogicBio will pay Stanford each of the following one-time milestone payments:

(A)	Due one time for the first Licensed Product to achieve the following milestones set forth in this Section 7.7(A):

(1)	$[***] for filing an IND with the FDA (or equivalent with another regulatory body);

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EXECUTION VERSION

(2)	$[***] upon dosing of the first patient;

(3)	$[***] for dosing the first patient in a Phase II trial with the FDA (or equivalent with another regulatory body);

(4)	$[***] for dosing the first patient in a Phase III trial with the FDA (or equivalent with another regulatory body);

(5)	$[***] upon approval in the United States; and

(6)	$[***] upon commercial launch of the Licensed Product.

For clarity, the maximum due under this Section 7.7(A) is $[***].

(B)	Due one time for the second Licensed Product that achieves the following milestones set forth in this Section 7.7(B):

(1)	$[***] for filing an IND with the FDA (or equivalent with another regulatory body);

(2)	$[***] for dosing the first patient in a Phase II trial with the FDA (or equivalent with another regulatory body);

(3)	$[***] for dosing the first patient in a Phase III trial with the FDA (or equivalent with another regulatory body);

(4)	$[***] upon approval in the United States; and

(5)	$[***] upon commercial launch of the Licensed Product.

(C)

Due one time for each subsequent Licensed Product in the Tissue Field of Use or [***] Field of Use or for Licensed Capsid Products that achieve the following milestones set forth in this section 7.7(B):

(1)	$[***] for filing an IND with the FDA (or equivalent with another regulatory body);

(2)	$[***] for dosing the first patient in a Phase II trial with the FDA (or equivalent with another regulatory body);

(3)	$[***] for dosing the first patient in a Phase III trial with the FDA (or equivalent with another regulatory body);

(4)	$[***] upon approval in the United States; and

(5)	$[***] upon commercial launch of the Licensed Product.

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EXECUTION VERSION

It is further agreed and notwithstanding the above provisions of this Section 7.7, in the event LogicBio receives a milestone payment from a sublicensee under a Sublicense and the milestone event giving rise to such milestone payment also triggers a payment obligation on the part of LogicBio under this Section 7.7, LogicBio shall be obligated to pay Stanford only a single payment, such payment to be the higher of the applicable milestone payment set forth in this Section 7.7 and the payment owing to Stanford under Section 4.7 as applicable, with respect to such milestone payment from such sublicensee.

7.8	Earned Royalty. LogicBio will pay Stanford earned royalties on annual Net Sales as follows:

Annual Net Sales of Licensed Product	Royalty Rate
< $[***]	[***]	%
> $[***], < $[***]	[***]	%
> $[***], < $[***]	[***]	%
> $[***], < $[***]	[***]	%
> $[***]	[***]	%

Notwithstanding the above, the royalty rate for Licensed Products that are not Licensed Capsid Products sold in the [***] Field of Use and that (i) are covered only by a Valid Claim of a VT Licensed Patent shall be [***]% of the applicable royalty rate set forth in this Section 7.8 above that would otherwise have been payable to Stanford for such Licensed Products; and (ii) are Material Products only shall be [***]% of the applicable royalty rate set forth in this Section 7.8 above that would otherwise have been payable to Stanford for such Licensed Products. For clarity, if a Licensed Capsid Product is sold both within and outside the [***] Field of Use, then the royalty step-downs set forth in the foregoing clauses (i) and (ii) shall apply to such Licensed Capsid Product, as applicable, solely to the extent such Licensed Capsid Product is used or sold outside the [***] Field of Use.

7.9

Earned Royalty if LogicBio Challenges the Patent. Notwithstanding the above, should LogicBio bring an action seeking to invalidate any Licensed Patent, LogicBio will pay royalties to Stanford at the rate of [***]% of the Net Sales of all Licensed Products sold during the pendency of such action. Moreover, should the outcome of such action determine that any claim of a patent challenged by LogicBio is both valid and infringed by a Licensed Product, LogicBio will pay royalties at the rate [***]% of the Net Sales of all Licensed Products sold.

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EXECUTION VERSION

7.10

Combination Product. In the event that a Licensed Product is sold in combination with another product, component or service for which no royalty would be due hereunder if sold separately, Net Sales from such combination sales for purposes of calculating the amounts due under this Article 7 shall be calculated by multiplying the Net Sales of the combination product or service by the fraction A/(A + B), where A is the average gross selling price during the preceding calendar quarter of the Licensed Product sold separately and B is the average gross selling price during the preceding calendar quarter of the other product(s), component(s) or service(s). In the event that separate sales of the Licensed Product and/or of the other product(s), component(s) or service(s) were not made during the preceding calendar quarter, then the Net Sales on the combination product shall be reasonably allocated between such Licensed Product, and such other product(s), component(s) or service(s) based upon their relative importance and proprietary protection as mutually agreed upon by Stanford and LogicBio.

7.11

Single Royalty. No more than one royalty payment under this Agreement shall be due to Stanford with respect to a sale of a particular Licensed Product. Multiple royalties shall not be payable because any Licensed Product, or its manufacture, sale or use, is covered by more than one claim within the GT Licensed Patent and VT Licensed Patent. No royalty shall be payable under Section 7.8 with respect to sales or other transfers of Licensed Products among LogicBio, its affiliates and sublicensees for resale (but the subsequent resale of such Licensed Product shall be included within the computation of Net Sales).

7.12

Royalty Stacking. If, during the term of this Agreement, LogicBio, its affiliates, or sublicensees makes payments to for any technology or intellectual property rights necessary for the manufacturing and/or selling of a Licensed Product, [***]% of any payments made under such license(s) shall be deductible from any royalty payments due to Stanford; provided that the amount of royalty payable to Stanford in any calendar year with respect to any such Licensed Product shall not be reduced under this Section 7.12, to less than[***]%.

7.13	Creditable Payments. The license maintenance fee for a year may be offset against earned royalty payments due on Net Sales occurring in that year.

For example:

(A)

if LogicBio pays Stanford a $10 maintenance payment for year Y, and according to Section 7.8 $15 in earned royalties are due Stanford for Net Sales in year Y, LogicBio will only need to pay Stanford an additional $5 for that year’s earned royalties.

(B)

if LogicBio pays Stanford a $10 maintenance payment for year Y, and according to Section 7.8 $3 in earned royalties are due Stanford for Net Sales in year Y, LogicBio will not need to pay Stanford any earned royalty payment for that year. LogicBio will not be able to offset the remaining $7 against a future year’s earned royalties.

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EXECUTION VERSION

7.14

Obligation to Pay Royalties. During the term of this Agreement, an earned royalty is due Stanford under this Agreement (i) on a country-by-country basis with respect to Net Sales of any Covered Product sold, used, manufactured or imported in an applicable country until the expiration of the last Valid Claim within the Licensed Patents in such country covering such Licensed Product; and (ii) with respect to Net Sales of any Material Product for [***] years from the first commercial sale of any Licensed Product. Commencing upon expiration of the applicable royalty term described in this Section 7.14 above, the licenses granted to LogicBio for the applicable Licensed Product will become perpetual, irrevocable, royalty-free and fully paid-up. Nonetheless, if certain Licensed Products are made, used, imported, or offered for sale before the date this Agreement terminates, and those Licensed Products are sold after the termination date, LogicBio will pay Stanford an earned royalty for its exercise of rights based on the Net Sales of those Licensed Products.

7.15	No Escrow. LogicBio shall not pay royalties into any escrow or other similar account.

7.16

Currency. LogicBio will calculate the royalty on sales in currencies other than U.S. Dollars using the appropriate foreign exchange rate for the currency quoted by the Wall Street Journal on the close of business on the last banking day of each calendar quarter. LogicBio will make royalty payments to Stanford in U.S. Dollars.

7.17	Non-U.S. Taxes. LogicBio will pay all non-U.S. taxes related to royalty payments. These payments are not deductible from any payments due to Stanford.

7.18	Interest. Any payments not made when due will bear interest at the lower of (a) the Prime Rate published in the Wall Street Journal plus [***] basis points or (b) the maximum rate permitted by law.

8.	ROYALTY REPORTS, PAYMENTS, AND ACCOUNTING

8.1

Quarterly Earned Royalty Payment and Report. Beginning with the first sale of a Licensed Product by LogicBio, its affiliate, or a sublicensee or the first grant of a Sublicense, whichever is first, LogicBio will submit to Stanford a written report (even if there are no sales or Sublicenses) and an earned royalty payment and a Nonroyalty Sublicensing Consideration payment (if applicable) within [***] days after the end of each calendar quarter. This report will be in the form of Appendix D and will state the number, description, and aggregate Net Sales of Licensed Product during the completed calendar quarter and details about any Sublicenses. The report will include an overview of the process and documents relied upon to permit Stanford to understand how the earned royalties and Nonroyalty Sublicensing Consideration payment are calculated. With each report LogicBio will include any earned royalty payment and Nonroyalty Sublicensing Consideration payment due Stanford for the completed calendar quarter (as calculated under Article 7 and Section 4.6).

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EXECUTION VERSION

8.2

No Refund. In the event that a validity or non-infringement challenge of a Licensed Patent brought by LogicBio is successful, LogicBio will have no right to recoup any royalties paid before or during the period challenge.

8.3

Termination Report. LogicBio will pay to Stanford all applicable unpaid royalties accrued as of the date of termination and submit to Stanford a written report within [***] days after the license terminates. LogicBio will continue to submit earned royalty payments and reports to Stanford after the license terminates, until all Licensed Products made or imported under the license have been sold.

8.4

Accounting. LogicBio will maintain records showing (a) LogicBio’s annual research and development efforts with respect to the Nominated Tissues and Active Indications for three years following the end of the applicable year and (b) manufacture, importation, sale, and use of a Licensed Product for [***] years from the date of sale of that Licensed Product. Records under the foregoing clause (b) will include general-ledger records showing cash receipts and expenses, and records that include: production records, customers, invoices, serial numbers, and related information in sufficient detail to enable Stanford to determine the royalties payable under this Agreement.

8.5

Audit by Stanford. Upon reasonable advance notice and during normal business hours LogicBio will allow Stanford or its designee to examine LogicBio’s records kept in accordance with Section 8.4 to verify LogicBio’s diligence obligations with respect to the Nominated Tissues and Active Indications and payments made by LogicBio under this Agreement.

8.6

Paying for Audit. Stanford will pay for any audit done under Section 8.5. But if the audit reveals an underreporting of earned royalties due Stanford of [***]% or more for the period being audited, LogicBio will pay the audit costs.

8.7

Self-audit. LogicBio will conduct an independent audit of sales and royalties at least every 2 years if annual sales of Licensed Product are over $[***]. The audit will address, at a minimum, the amount of gross sales by or on behalf of LogicBio during the audit period, the amount of funds owed to Stanford under this Agreement, and whether the amount owed has been paid to Stanford and is reflected in the records of LogicBio. LogicBio will submit the auditor’s report promptly to Stanford upon completion. LogicBio will pay for the entire cost of the audit.

9.	EXCLUSIONS AND NEGATION OF WARRANTIES

9.1

Negation of Warranties. Stanford provides LogicBio the rights granted in this Agreement AS IS and WITH ALL FAULTS. Stanford makes no representations and extends no warranties of any kind, either express or implied. Among other things, Stanford disclaims any express or implied warranty:

(A)	of merchantability, of fitness for a particular purpose;

(B)	of non-infringement; or

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(C)	arising out of any course of dealing.

9.2	No Representation of Licensed Patent. LogicBio also acknowledges that Stanford does not represent or warrant:

(A)	the validity or scope of any Licensed Patent; or

(B)	that the exploitation of Licensed Patent will be successful.

10.	INDEMNITY

10.1

Indemnification. LogicBio will indemnify, hold harmless, and defend all Stanford Indemnitees against any claim of any kind arising out of or related to the exercise of any rights granted LogicBio under this Agreement or the breach of this Agreement by LogicBio, provided that (i) Stanford promptly informs LogicBio in writing, in reasonable detail, of any claim or threatened claim that may give rise to an obligation of indemnity under this Agreement of which Stanford becomes aware, and (ii) LogicBio shall have the first obligation to defend any such claim and the exclusive authority to defend or settle any such claim or threatened claim provided that LogicBio must do so in a manner that does not adversely affect Stanford’s interests and it must obtain Stanford’s prior consent to any settlement. The indemnification obligation of LogicBio under this Section 10.1 will not apply to any claim to the extent resulting from gross negligence or willful misconduct of a Stanford Indemnitee, or if the Stanford Indemnitee seeking indemnification makes any admission regarding such claim without the prior written consent of LogicBio, which consent shall not be unreasonably withheld.

10.2

No Indirect Liability. Neither party shall be liable for any special, consequential, lost profit, expectation, punitive or other indirect damages in connection with any claim arising out of or related to this Agreement, whether grounded in tort (including negligence), strict liability, contract, or otherwise.

10.3	Workers’ Compensation. LogicBio will comply with all statutory workers’ compensation and employers’ liability requirements for activities performed under this Agreement.

10.4

Insurance. During the term of this Agreement, LogicBio will maintain Comprehensive General Liability Insurance, including Product Liability Insurance, with a reputable and financially secure insurance carrier to cover the activities of LogicBio and its sublicensees. The insurance will provide minimum limits of liability of $[***] prior to the first use of Licensed Product in human patients and $[***] commencing on the first use of Licensed Product in human patients and during the remaining term of this Agreement and will include all Stanford Indemnitees as additional insureds. Insurance must cover claims incurred, discovered, manifested, or made during or after the expiration of this Agreement and must be placed with carriers with ratings of at least A- as rated by A.M. Best. Within [***] days of the Effective Date of this Agreement, LogicBio will furnish a Certificate of Insurance evidencing primary coverage and additional insured requirements. LogicBio

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EXECUTION VERSION

will provide to Stanford [***] days prior written notice of cancellation or material change to this insurance coverage. LogicBio will advise Stanford in writing that it maintains excess liability coverage (following form) over primary insurance for at least the minimum limits set forth above. All insurance of LogicBio will be primary coverage; insurance of Stanford Indemnitees will be excess and noncontributory.

11.	EXPORT

LogicBio and its affiliates and sublicensees shall comply with all United States laws and regulations controlling the export of licensed commodities and technical data. (For the purpose of this paragraph, “licensed commodities” means any article, material or supply but does not include information; and “technical data” means tangible or intangible technical information that is subject to U.S. export regulations, including blueprints, plans, diagrams, models, formulae, tables, engineering designs and specifications, manuals and instructions.) These laws and regulations may include, but are not limited to, the Export Administration Regulations (15 CFR 730-774), the International Traffic in Arms Regulations (22 CFR 120-130) and the various economic sanctions regulations administered by the U.S. Department of the Treasury (31 CFR 500-600).

Among other things, these laws and regulations prohibit or require a license for the export or retransfer of certain commodities and technical data to specified countries, entities and persons. LogicBio hereby gives written assurance that it will comply with, and will cause its affiliates and sublicensees to comply with all United States export control laws and regulations, that it bears sole responsibility for any violation of such laws and regulations by itself or its affiliates or sublicensees, and that it will indemnify, defend and hold Stanford harmless for the consequences of any such violation.

12.	MARKING

Before any GT Licensed Patent or VT Licensed Patent issues, LogicBio will mark Licensed Product with the words “Patent Pending.” Otherwise, LogicBio will mark Licensed Product with the number of any issued GT Licensed Patent or VT Licensed Patent.

13.	STANFORD NAMES AND MARKS

LogicBio will not use (i) Stanford’s name or other trademarks, (ii) the name or trademarks of any organization related to Stanford, or (iii) the name of any Stanford faculty member, employee, student or volunteer without the prior written consent of Stanford. Permission may be withheld at Stanford’s sole discretion. This prohibition includes, but is not limited to, use in press releases, advertising, marketing materials, other promotional materials, presentations, case studies, reports, websites, application or software interfaces, and other electronic media. Notwithstanding anything to the contrary herein, LogicBio may without prior permission, reasonably utilize Stanford’s name or names of Stanford employees in statements of fact (provided such statements do not imply endorsement of LogicBio’s products or services) in legal proceedings, patent filings, and regulatory filings.

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EXECUTION VERSION

14.	PROSECUTION AND PROTECTION OF PATENTS

14.1

Patent Prosecution for GT Licensed Patents. Stanford will be responsible for and will keep LogicBio reasonably informed as to the preparing, filing, and prosecuting and maintaining of GT Licensed Patents. LogicBio will receive copies of all documentation and substantive actions pertaining to the filing, prosecution, and maintenance of GT Licensed Patents. LogicBio will have reasonable opportunities to participate in decision making and Stanford will give LogicBio a reasonable opportunity to comment on material documents filed with any patent office with respect to the GT Licensed Patents and will consider in good faith and use reasonable efforts to incorporate LogicBio’s comments. Stanford will, at LogicBio’s request, file, prosecute and maintain GT Licensed Patents in foreign countries, if available. In the event LogicBio decides that it no longer intends to pay for prosecution or maintenance of one or more GT Licensed Patents, LogicBio shall provide Stanford [***] months’ notice. Stanford may in its discretion continue to prosecute and maintain such GT Licensed Patent(s) at its expense, in which case such Licensed Patent(s) shall no longer be covered by the licenses granted under this Agreement.

14.2	Patent Costs. Within [***] days after receiving a statement from Stanford, or as otherwise provided below, LogicBio will reimburse Stanford:

(A)	within [***] business days of the Effective Date, $[***] to offset certain GT Licensed Patent’s patenting expenses incurred by Stanford before the Effective Date;

(B)	$[***] to offset other GT Licensed Patent’s patenting expenses, including any interference or reexamination matters, incurred by Stanford before the Effective Date; and

(C)	[***] ([***]%) of GT Licensed Patent’s reasonable out-of-pocket patenting expenses, including any interference or reexamination matters, incurred by Stanford after the Effective Date.

In all instances, Stanford will pay the fees prescribed for large entities to the United States Patent and Trademark Office.

14.3

Licensed Patents Infringement Procedure. LogicBio will promptly notify Stanford if it believes a third party infringes a Licensed Patent or if a third party files a declaratory judgment action with respect to any Licensed Patent. Subject to Section 14.4 below, LogicBio shall have the right to institute a suit against or defend any declaratory judgment action initiated by this third party with respect only to the GT Licensed Patents as provided in Section 14.6 through and including Section 14.8, if the below conditions are met, as applicable:

(A)	For any action with respect to the GT Licensed Patents, LogicBio’s rights to the GT Licensed Patents are still Exclusive;

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EXECUTION VERSION

(B)	For any infringement suit, as applicable, the suit is in the Therapeutics Field of Use or Tissue Field of Use for GT Licensed Patents;

(C)	LogicBio is developing or selling a Licensed Product based on the GT Licensed Patents in the Therapeutics Field of Use or Tissue Field of Use; and

(D)	LogicBio agrees to bear Stanford’s costs in accordance with Sections 14.5 and 14.6.

If the above applicable conditions are not met, Sections 14.5-14.8 do not apply with respect to the applicable suit against or defense of any declaratory judgment action initiated by the third party. If LogicBio still has an Exclusive license under the GT Licensed Patents in the Therapeutics Field of Use or Tissue Field of Use and is in good standing under this Agreement, Stanford will not grant to any third party, or amend, change, or modify any rights of a third party, to enforce the applicable Licensed Patents or institute a suit against or defend any declaratory judgment action initiated by a third party with respect to the Licensed Patents without the prior written consent of LogicBio.

14.4

Stanford Suit. If LogicBio does not exercise its first right pursuant to Section 14.3 or Stanford and the LogicBio do not agree to enter into a joint action pursuant to Section 14.5, then Stanford shall have the right to institute suit, and may name LogicBio as a party for standing purposes. If Stanford decides to institute suit, it will notify LogicBio in writing. If LogicBio does not notify Stanford in writing that it desires to jointly prosecute the suit within 15 days after the date of the notice in accordance with Section 14.5, LogicBio will assign and hereby does assign to Stanford all rights, causes of action, and damages resulting from the alleged infringement. Stanford will bear the entire cost of the litigation and, following reimbursement of any reasonable legal fees incurred by LogicBio in cooperating with such action by Stanford, Stanford will retain the entire amount of any recovery or settlement.

14.5	Joint Suit. If Stanford and LogicBio so agree, they may institute suit or defend the declaratory judgment action jointly. If so, they will:

(A)	prosecute the suit in both their names;

(B)	bear the out-of-pocket costs equally;

(C)	share any recovery or settlement equally; and

(D)	agree how they will exercise control over the action.

14.6

LogicBio Suit. LogicBio shall have the first right to institute and prosecute a suit or defend any declaratory judgment action so long as it conforms with the requirements of this Section and LogicBio is diligently developing or selling Licensed Product. LogicBio will diligently pursue the suit and LogicBio will bear the entire cost of the litigation, including expenses and counsel fees incurred by Stanford. LogicBio will keep Stanford reasonably apprised of all developments in the suit, and will seek Stanford’s input and approval on any substantive submissions or positions taken in the litigation regarding the

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EXECUTION VERSION

scope, validity and enforceability of the Licensed Patent. LogicBio will not prosecute, settle or otherwise compromise any such suit in a manner that adversely affects Stanford’s interests without Stanford’s prior written consent. Stanford may be named as a party only if

(A)	LogicBio’s and Stanford’s respective counsel recommend that such action is necessary in their reasonable opinion to achieve standing;

(B)	Stanford is not the first named party in the action; and

(C)	the pleadings and any public statements about the action state that LogicBio is pursuing the action and that LogicBio has the right to join Stanford as a party.

14.7	Recovery. If LogicBio sues under Section 14.6, then any recovery in excess of any unrecovered litigation costs and fees will be shared with Stanford as follows:

(A)	any payment for past sales will be deemed Net Sales, and LogicBio will pay Stanford royalties at the rates specified in Section 7.8;

(B)	any payment for future sales will be deemed a payment under a Sublicense, and royalties will be shared as specified in Article 4; and

(C)	LogicBio and Stanford will negotiate in good faith appropriate compensation to Stanford for any non-cash settlement or non-cash cross-license.

14.8

Abandonment of Suit. If either Stanford or LogicBio commences a suit and then wants to abandon the suit, it will give timely notice to the other party. The other party may continue prosecution of the suit after Stanford and LogicBio agree on the sharing of expenses and any recovery in the suit.

15.	TERMINATION

15.1	Termination by LogicBio. LogicBio may terminate this Agreement by giving Stanford written notice at least [***] days in advance of the effective date of termination selected by LogicBio.

15.2	Termination by Stanford.

(A)	Stanford may also terminate this Agreement on [***] days written notice if LogicBio:

(1)	is in material default in the provision of any report or payment of amounts due;

(2)	is not using commercially reasonable efforts in developing and/or commercializing Licensed Product;

[***] PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. AN UNREDACTED VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXECUTION VERSION

(3)	misses a milestone in Appendix C, subject to LogicBio’s right to extend the timeframe for milestones pursuant to Section 6.1 and the rights set forth in Section 15.2(B);

(4)	is in material breach of any provision; or

(5)	provides any materially false report.

(B)

Subject to LogicBio’s right to extend the timeframe for milestones pursuant to Section 6.1, in the event LogicBio misses any of milestone numbers 4 through 8 in Appendix C for [***], but has met such milestone for an indication other than [***], Stanford may convert the license for [***] under this Agreement to non-exclusive and effective upon such conversion, [***] will be included in the Non-Exclusive Field of Use.

(C)	Termination under this Section 15.2 will take effect [***] days after written notice by Stanford unless LogicBio remedies the specified default or breach in that [***] day period.

15.3	Surviving Provisions. Surviving any termination or expiration are:

(A)	LogicBio’s obligation to pay royalties accrued or accruable;

(B)	any claim of LogicBio or Stanford, accrued or to accrue, because of any breach or default by the other party; and

(C)

the provisions of Sections 8.2 (No Refund), 8.3 (Termination Report), 8.4 (Accounting), and 15.3 (Surviving Provisions), the second and third sentences of Section 7.14 (Obligation to Pay Royalties) upon expiration of the applicable royalty term described therein, and Articles 2 (Definitions), 9 (Exclusion and Negation of Warranties), 10 (Indemnity), 13 (Stanford Names and Marks), 17 (Dispute Resolution), and 19 (Miscellaneous).

(D)	any Sublicenses granted hereunder, subject to the requirements of Sublicensees in Article 4.

16.	CHANGE OF CONTROL AND NON-ASSIGNABILITY

16.1	Change of Control. If there is a Change of Control, LogicBio will pay Stanford $325,000 (“Change of Control Fee”).

16.2

Conditions of Assignment under Change of Control. LogicBio may assign or transfer this Agreement (i) to an affiliate, or (ii) as part of a Change of Control upon prior and complete performance of the following conditions:

(A)	LogicBio must give Stanford 15 days prior written notice of the assignment, including the new assignee’s contact information; and

[***] PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. AN UNREDACTED VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXECUTION VERSION

(B)	the new assignee must agree in writing to Stanford to be bound by this Agreement, or must succeed to LogicBio’s rights and obligations under this Agreement by law; and

(C)	Stanford must have received the full Change of Control Fee.

16.3

After the Assignment. Upon a permitted assignment of this Agreement pursuant to Article 16, LogicBio will be released of liability under this Agreement and the term “LogicBio” in this Agreement will mean the assignee.

16.4

Bankruptcy. In the event of a bankruptcy or insolvency, assignment is permitted only to a party that can provide adequate assurance of future performance, including diligent development and sales of Licensed Product.

16.5

Nonassignability of Agreement. Except in conformity with Sections 16.2 and 16.4, this Agreement is not assignable by LogicBio under any other circumstances and any attempt to assign this Agreement by LogicBio is null and void.

17.	DISPUTE RESOLUTION

17.1

Dispute Resolution by Arbitration. Any dispute between the parties regarding any payments made or due (including without limitation for apportionment of Nonroyalty Sublicensing Consideration) under this Agreement will be settled by arbitration in accordance with the JAMS Arbitration Rules and Procedures; provided that in the case of a good faith dispute as to the amount owed, LogicBio shall not be in breach of this Agreement and the cure period under Section 15.2 shall be tolled until the amount owed has been finally determined in such an arbitration. The parties are not obligated to settle any other dispute that may arise under this Agreement by arbitration.

17.2

Request for Arbitration. Either party may request such arbitration. Stanford and LogicBio will mutually agree in writing on a third party arbitrator within 30 days of the arbitration request. The arbitrator’s decision will be final and nonappealable and may be entered in any court having jurisdiction.

17.3

Discovery. The parties will be entitled to discovery as if the arbitration were a civil suit in the California Superior Court. The arbitrator may limit the scope, time, and issues involved in discovery.

17.4	Place of Arbitration. The arbitration will be held in Stanford, California unless the parties mutually agree in writing to another place.

17.5

Patent Validity. Any dispute regarding the validity of any Licensed Patent shall be litigated in the courts located in Santa Clara County, California, and the parties agree not to challenge personal jurisdiction in that forum.

[***] PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. AN UNREDACTED VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXECUTION VERSION

18.	NOTICES

18.1

Legal Action. LogicBio will provide written notice to Stanford at least three months prior to bringing an action seeking to invalidate any Licensed Patent or a declaration of non-infringement. LogicBio will include with such written notice an identification of all prior art it believes invalidates any claim of the Licensed Patent.

18.2	All Notices. All notices under this Agreement are deemed fully given when written, addressed, and sent as follows:

All general notices to LogicBio are mailed or emailed to:

LogicBio Therapeutics, Inc.

Attention: Chief Business Officer

700 Main Street, Cambridge, MA 02139

twilton@logicbiotherapeutics.com

All financial invoices to LogicBio (i.e., accounting contact) are mailed or e-mailed to:

LogicBio Therapeutics, Inc.

Attention: Chief Business Officer

700 Main Street, Cambridge, MA 02139

twilton@logicbiotherapeutics.com

All progress report invoices to LogicBio (i.e., technical contact) are mailed or e-mailed to:

LogicBio Therapeutics, Inc.

Attention: Chief Business Officer

700 Main Street, Cambridge, MA 02139

twilton@logicbiotherapeutics.com

All general notices to Stanford are e-mailed or mailed to:

Office of Technology Licensing

3000 El Camino Real

Building 5, Suite 300

Palo Alto, CA 94306-2100

info@otlmail.stanford.edu

All payments to Stanford are mailed to:

Stanford University

Office of Technology Licensing

[***] PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. AN UNREDACTED VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXECUTION VERSION

Department #44439

P.O. Box 44000

San Francisco, CA 94144-4439

All progress reports to Stanford are e-mailed or mailed to:

Office of Technology Licensing

3000 El Camino Real

Building 5, Suite 300

Palo Alto, CA 94306-2100

info@otlmail.stanford.edu

Any notice related to Section 7.4 (Purchase Right) or Section 7.5 (Rights Agreements; Information Rights; Notice; Elections) shall be copied concurrently to pvfnotices@stanford.edu.

Either party may change its address with written notice to the other party.

19.	MISCELLANEOUS

19.1

Confidentiality. Stanford’s Office of Technology Licensing (“OTL”) shall maintain the financial terms of this Agreement as well as the reports and any information provided by LogicBio to Stanford hereunder, including information provided pursuant to Sections 3.4 (Capsid Selection), 4.5 (Copy of Sublicenses and Sublicense Royalty Reports), 6.3 (Progress Report), 7.6 (License Maintenance Fee), 8.1 (Quarterly Earned Royalty Payment and Report), 8.3 (Termination Report), 8.5 (Audit by Stanford), and 8.7 (Self-audit) of this Agreement, in confidence and not disclose such information or reports to any third party, except as required by law. Stanford OTL’s obligation of confidentiality hereunder shall be fulfilled by using at least the same degree of care with LogicBio’s confidential information as Stanford OTL uses to protect its own confidential information. However, Stanford OTL will have the right to disclose Confidential Information to legal counsel, public accountant, or agents who have a need to know such information and agree to be bound by the confidentiality provisions herein. Additionally, Stanford OTL may report royalties in aggregate per Stanford’s normal reporting, report royalties to inventors of Licensed Patents per Stanford’s normal reporting and provide a copy of this Agreement to the inventors of Licensed Patents under a confidential disclosure agreement.

19.2	Waiver. No term of this Agreement can be waived except by the written consent of the party waiving compliance.

19.3

Choice of Law. This Agreement and any dispute arising under it is governed by the laws of the State of California, United States of America, applicable to agreements negotiated, executed, and performed within California.

[***] PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. AN UNREDACTED VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXECUTION VERSION

19.4

Entire Agreement. The parties have read this Agreement and agree to be bound by its terms, and further agree that it constitutes the complete and entire agreement of the parties and supersedes all previous communications, oral or written, and all other communications between them relating to the license and to the subject hereof (including without limitation the Prior Agreement). This Agreement may not be amended except by writing executed by authorized representatives of both parties. No representations or statements of any kind made by either party, which are not expressly stated herein, will be binding on such party.

19.5

Exclusive Forum. The state and federal courts having jurisdiction over Stanford, California, United States of America, provide the exclusive forum for any court action between the parties relating to this Agreement. LogicBio submits to the jurisdiction of such courts, and waives any claim that such a court lacks jurisdiction over LogicBio or constitutes an inconvenient or improper forum.

19.6	Headings. No headings in this Agreement affect its interpretation.

19.7

Electronic Copy. The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

[***] PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. AN UNREDACTED VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

The parties execute this Agreement in duplicate originals by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

Signature:	/s/ Mona Wan
Name:	Mona Wan
Title:	Associate Director

LOGICBIO THERAPEUTICS, INC.

Signature:	/s/ Frederic Chereau
Name:	Frederic Chereau
Title:	President & CEO

[SIGNATURE PAGE TO AMENDED AND RESTATED EXCLUSIVE (EQUITY) AGREEMENT]

Appendix A—GT Licensed Patents

Docket	Assoc	Country	Type	Related Patent	Status	Serial#	Filed
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Appendix B—VT Licensed Patents

	Docket	Country	Type	Serial#	Patent#	Filed	Granted
[***]	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]

Appendix C—Milestones

1.	[***]
2.	[***]
3.	[***]
4.	[***]
5.	[***]
6.	[***]
7.	[***]
8.	[***]
9.	[***]
10.	[***]

Product 2

1.	[***]
2.	[***]
3.	[***]
4.	[***]
5.	[***]
6.	[***]

Product 3

1.	[***]
2.	[***]
3.	[***]
4.	[***]
5.	[***]
6.	[***]

[***] Field Milestones

1.	[***]
2.	[***]
3.	[***]
4.	[***]
5.	[***]
6.	[***]

Appendix D—Sample Reporting Form

Stanford Docket No. S    -

This report is provided pursuant to the license agreement between Stanford University and (LogicBio Name)

License Agreement Effective Date:

Name(s) of Licensed Products being reported:

Report Covering Period
Yearly Maintenance Fee	$
Number of Sublicenses Executed
Gross Revenue
U.S. Gross Revenue	$
Non-U.S. Gross Revenue	$
Net Sales
U.S. Net Sales	$
Non-U.S. Net Sales	$
Royalty Calculation
Royalty Subtotal	$
Credit	$
Royalty Due	$

Name(s) of Sublicenses being reported:

Calculation of Nonroyalty Sublicensing Consideration:

Comments:

Appendix E—Technology

[***]